United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) April 21, 2014

Madison Explorations Inc.
(Exact name of registrant as specified in its chapter)

Nevada	000-51302	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2825 E. Cottonwood Parkway, Suite 500, Salt Lake City, Utah	84121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 326-0110

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Madison Explorations Inc.	Page 2

Information to be included in report

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to the terms and conditions of a letter of intent dated April 17, 2014 between Brent Inzer and Madison Explorations Inc. (the “Letter of Intent”), Madison is currently negotiating for the acquisition of all of the rights, title and interest in a cannabis delivery technology known as ‘CannaStrips’ ( the Technology), including all intellectual property, equipment, and technology used in and related to the Technology, and including any related technology or related applications to be developed (collectively, the “Asset” or the “Assets”).

Madison has 30 days to complete its due diligence on the Technology. During that time period, Madison will have the exclusive right to acquire the Technology on certain terms and conditions, including, among others, US$50,000 payable in 5 million restricted common shares of Madison explorations inc. at a deemed price of $0.01 per share. The 5 million restricted common shares will be issued within 30 business days of the signing of the Formal Agreement, See Exhibit 10.3 – Letter of Intent for more details.

Item 7.01. Regulation FD Disclosure.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.3 and Exhibit 99.1, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.3 and Exhibit 99.1 is incorporated herein by reference.

Item 8.01. Other Events.

On April 22, 2014, Madison issued a press release announcing that it has entered into a letter of intent to acquire certain technology. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.3	Letter of Intent dated April 17, 2014 between Brent Inzer Madison Explorations Inc.	Included

99.1	Press release dated April 22, 2014 announcing the letter of intent for the acquisition of technology.	Included

Form 8-K	Madison Explorations Inc.	Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Madison Explorations Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

Madison explorations inc.

Dated: April 22, 2014	By:	/s/ Joseph Gallo
Joseph Gallo – Director and CEO